Exhibit 99.1

News Release

937 Tahoe Boulevard, Suite 210 | Incline Village, NV 89451

For Immediate Release

Vintage Wine Estates Provides Preliminary Results of
Fair Value Evaluation of Goodwill and Tradenames

INCLINE VILLAGE, NV, April 5, 2023 – Vintage Wine Estates, Inc. (Nasdaq: VWE and VWEWW) (“VWE” or the “Company”), one of the top wine producers in the U.S. with an industry leading direct-to-customer platform, today reported that total non-cash impairment charges for the second quarter of fiscal 2023 that ended December 31, 2022 is expected to be in the range of $130 million to $145 million. The total is comprised of approximately $120 million to $130 million in estimated goodwill impairments driven by changes in performance of certain lines of business in the Wholesale and B2B segments, and an estimated $10 million to $15 million write down in indefinite-lived tradename and trademark assets primarily related to revised expectations of future net sales for the Layer Cake brand and the expected future cash flow from the ACE Cider business.

At September 30, 2022, the Company had total intangible assets of approximately $218 million which included $155 million in goodwill and $30 million in indefinite-lived tradenames and trademarks. Total assets at September 30, 2022 were approximately $809 million which included $236 million in net property, plant and equipment at book value. The Company’s bank credit agreement is based on collateral recently appraised at approximately $227 million which included vineyards and wineries but does not include inventory and the majority of machinery and equipment used for production, processing and storage. The Company’s lead lender is Bank of the West, a BMO company.

Liquidity and Financial Condition

Even assuming an impairment loss on the high end of the estimate, VWE expects to remain in compliance with each of the covenants required by its bank credit agreement at December 31, 2022, including its maximum debt to capitalization ratio covenant of 0.60.

With the refinancing of its credit agreement in December, one of the Company’s lending group banks exited the group which provided VWE the opportunity to sell interest rate swaps in the third fiscal quarter. This resulted in net cash proceeds of approximately $6 million. Subsequent to the swap sale, approximately 40% of the Company’s debt remains hedged at a rate of 1.37%. The expiration dates of the remaining swap agreements range from March 2025 to July 2026.

Including the proceeds from the sale of its Tenma assets, as of March 31, 2023, the Company had approximately $308 million of total debt, $25 million of cash and approximately $40 million available under its revolving credit facility.

Executed on Immediate Cost Reduction and Revenue Improvement Actions

To date, VWE has executed actions to realize approximately $10 million of annualized profit improvement through a combination of price increases, cost recovery actions and expense reductions. VWE has reduced its full-time headcount by approximately 4%, strategically raised prices across the Direct to Consumer (“DTC”) segment, is taking pricing on select wholesale brands and increased DTC shipping fees over 50% on average as well as restructured a B2B customer contract to

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Vintage Wine Estates Provides Preliminary Results of Fair Value Evaluation of Goodwill and Tradenames

April 5, 2023

reduce freight costs. Estimated costs for executing the plan were approximately $2 million which will be recognized in the third quarter of fiscal 2023.

The Company is in the process of developing a comprehensive business development and restructuring plan including the evaluation of several options for further cost reductions including customer contract renegotiations, simplification of the business, focus on key brands and SKU (stock keeping unit) reductions. As part of the process, VWE is also evaluating further asset monetization opportunities.

As previously announced, the Company expects to file its second quarter financial results by the end of April 2023, following the filing of its restated first quarter 2023 results. The Company expects to file its third quarter financial results on May 10, 2023.

About Vintage Wine Estates, Inc.

Vintage Wine Estates (Nasdaq: VWE and VWEWW) is a family of wineries and wines whose singular focus is producing the finest quality wines and incredible customer experiences with wineries throughout Napa, Sonoma, California’s Central Coast, Oregon and Washington State. Since its founding 20 years ago, the Company has grown to be the 14th largest wine producer in the U.S., selling more than two million nine-liter equivalent cases annually. To consistently drive growth, the Company curates, creates, stewards and markets its many brands and services to customers and end consumers via a balanced omni-channel strategy encompassing direct-to-consumer, wholesale and exclusive brand arrangements with national retailers. While VWE is diverse across price points and varietals with over 60 brands ranging from $10 to $150 USD at retail, its primary focus is on the fastest growing luxury segment of the U.S. wine industry with the majority of brands selling in the range of $10 to $20 per bottle. The Company regularly posts updates and additional information at www.vintagewineestates.com.

Forward-Looking Statements

Some of the statements contained in this press release are forward-looking statements within the meaning of applicable securities laws (collectively, “forward-looking statements”). Forward-looking statements are all statements other than those of historical fact, and generally may be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “may,” “plan,” “project,” “should,” “will,” or other similar expressions that indicate future events or trends. These forward-looking statements include, but are not limited to, statements regarding results of the fair value evaluation of goodwill and indefinite-lived intangible assets, the anticipated filing of VWE’s results for the second quarter ended December 31, 2022 and third quarter ended March 31, 2023, the Company’s compliance with each of the covenants required by its bank credit agreement, and VWE’s future plans regarding its asset management strategies, and business plans and strategies, including strategic cost cutting efforts and asset monetization opportunities. These statements are based on various assumptions, whether or not identified in this news release, and on the current expectations of VWE’s management. These forward-looking statements are not intended to serve as, and should not be relied on by any investor as, a guarantee of actual performance or an assurance or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from those contained in or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of VWE. Factors that could cause actual results to differ materially from the results expressed or implied by such forward-looking statements include, among others: the Company’s limited experience operating as a public company and its ability to remediate its material weaknesses in internal control over financial reporting and to maintain effective internal control over financial reporting; the ability of the Company to hire and retain key personnel; the effect of economic conditions on the industries and markets in which VWE operates, including financial market conditions, rising inflation, fluctuations in prices, interest rates and market demand; risks relating to the uncertainty of projected financial information; the effects of competition on VWE’s future business; risks related to the organic and inorganic growth of VWE’s business and the timing of expected business milestones; declines or unanticipated changes in consumer demand for VWE’s products; VWE’s ability to adequately source grapes and other raw materials and any increase in the cost of such materials; the impact of environmental catastrophe, natural disasters, disease, pests, weather conditions and inadequate water supply on VWE’s business; VWE’s level of insurance against catastrophic events and losses; VWE’s significant reliance on its distribution channels, including independent distributors; potential reputational harm to VWE’s brands from internal and external sources; possible decreases in VWE’s wine quality ratings; integration risks associated with recent acquisitions; possible litigation relating to misuse or abuse of alcohol; changes in applicable laws and regulations and the significant expense to VWE of operating in a highly regulated industry; VWE’s ability to maintain necessary licenses; VWE’s ability to protect its trademarks and other intellectual property rights; risks associated with the Company’s information technology and ability to maintain and

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Vintage Wine Estates Provides Preliminary Results of Fair Value Evaluation of Goodwill and Tradenames

April 5, 2023

protect personal information; VWE’s ability to make payments on its indebtedness; and those factors discussed in the Company’s most recent Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission. There may be additional risks including other adjustments that VWE does not presently know or that VWE currently believes are immaterial that could also cause actual results to differ from those expressed in or implied by these forward-looking statements. In addition, forward-looking statements reflect VWE’s expectations, plans or forecasts of future events and views as of the date and time of this news release. VWE undertakes no obligation to update or revise any forward-looking statements contained herein, except as may be required by law.

Accordingly, undue reliance should not be placed upon these forward-looking statements.

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Contacts:

Investors Deborah K. Pawlowski / Patty Yahn-Urlaub Kei Advisors LLC dpawlowski@keiadvisors.com/ pyahnurlaub@keiadvisors.com Phone: 716.843.3908	Media Mary Ann Vangrin MVangrin@vintagewineestates.com

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